UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 29, 2016

DraftDay Fantasy Sports Inc.
(Exact name of Registrant as specified in its charter)

Delaware	01-13803	33-0637631
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

902 Broadway, 11th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip code)
(212) 231-0092
(Registrant’s telephone number including area code)
N/A
(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Term Sheet

On April 29, 2016, DraftDay Fantasy Sports Inc., a Delaware corporation (“DraftDay” or the “Company”), entered into a Binding Term Sheet (the “Binding Term Sheet”) with Rant, Inc. (“Rant”). In connection with the Binding Term Sheet, DraftDay will purchase the assets of the Rant business (the “Transaction”). The loan will be secured by all the assets of Rant.

As consideration for the assets, Rant will receive the following consideration:

•$5,000,000 cash (the “Cash Consideration”). The cash consideration shall initially be advanced by DraftDay as a loan to Rant, which will be deemed satisfied provided Rant delivers audited financial statements to DraftDay within 45 days of the closing of the Transaction.

•Shares of DraftDay’s common stock equal to an amount between 20% and 24% of the total outstanding common stock of DraftDay (the “Share Consideration”). The Share Consideration shall be determined by the mutual agreement of the parties.

Additionally, the Binding Term Sheet provides for the following:

•Rant will have at least $2,000,000 in cash at the closing of the Transaction.

•If DraftDay does not proceed to execution of definitive documents for any reason except (i) a breach by Rant of its obligations under the Binding Term Sheet or (ii) if information regarding Rant’s 2015 revenues, cost of goods sold exclusive of non-cash items) and traffic statistics previously provided to DraftDay by Rant is materially incorrect, DraftDay must pay Rant a $1,000,000 break-up fee.
The Transaction shall be subject to the preparation of definitive documents. Because the documents are subject to a number of conditions that must be satisfied by each of the parties, there is no assurance that the proposed terms may not be changed or that any transaction may be consummated.

On April 29, 2016, DraftDay also entered into a Binding Term Sheet dated April 29, 2016 (the “Loan Term Sheet”) with Rant, pursuant to which, at closing of the Transaction, Rant will loan $3,000,000 to DraftDay from the Cash Consideration received upon closing of the Transaction. The loan will be secured by all the assets of DraftDay on the same priority as loans made to DraftDay by Robert F.X. Sillerman, the Company’s Chairman, or his affiliates (collectively, “Sillerman”). At the request of either party, the Loan shall be satisfied in cash or repaid through the issuance of shares of DraftDay common stock on the same basis as Sillerman may exchange all or a substantial portion of its loans to the Company. The Loan will bear interest at 12% per annum. The Loan will be repaid not later than December 31, 2016, or earlier in the event of (i) a public offering of DraftDay shares raising at least $15,000,000 or (ii) a change of control of the Company.

Copies of the Term Sheet and the Loan Term Sheet are filed with this Current Report on Form 8-K as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference. The foregoing description of the Term Sheet and the Loan Term Sheet are qualified in their entirety by reference to the full text of the Term Sheet and Loan Term Sheet filed with this Current Report on Form 8-K.

The Term Sheet and the Loan Term Sheet have been included to provide investors with information regarding the terms of the Transaction and the Loan.  Neither the Term Sheet nor the Loan Term Sheet are intended to provide any other factual information about DraftDay, Rant or their respective subsidiaries or affiliates. To the extent either the Term Sheet or the Loan Term Sheet contain representations or warranties, the assertions embodied in those representations and warranties and are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with the execution of such term sheets. Accordingly, you should read the representations and warranties in the Term Sheet, the Loan Term Sheet, and the definitive documents to be prepared in connection therewith not in isolation but only in conjunction with the other information about DraftDay, Rant and their respective subsidiaries that are included in reports, statements and other filings made by DraftDay with the Securities and Exchange Commission.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

(d)    Exhibits.

2.1     Binding Term Sheet, dated as of April 29, 2016, by and between DraftDay Fantasy Sports Inc. and Rant, Inc. relating to the purchase of the assets of Rant, Inc. by DraftDay Fantasy Sports Inc.
2.2    Binding Term Sheet, dated as of April 29, 2016, by and between DraftDay Fantasy Sports Inc. and Rant, Inc. relating to the loan from Rant, Inc. to DraftDay Fantasy Sports Inc.
99.1    Press Release issued April 29, 2016.

Additional Information About The Transaction and Forward-Looking Statements

This document contains forward-looking statements concerning the Transaction, future financial and operating results, benefits and synergies of the Transaction, future opportunities for the combined businesses and any other statements regarding events or developments that the parties believe or anticipate will or may occur in the future. Risks and uncertainties may cause actual results and benefits of the Transaction to differ materially from management expectations. Potential risks and uncertainties include, among others: general economic conditions and conditions affecting the industries in which DraftDay and Rant operate. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in DraftDay’s SEC filings, including DraftDay’s Annual Report on Form 10-K for the year ended June 30, 2015 and Quarterly Report on Form 10-Q for the quarterly period ending December 31, 2015. These forward-looking statements speak only as of the date of this communication and Viggle assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DraftDay Fantasy Sports Inc.

Date: April 29, 2016	By:	/s/ Mitchell J. Nelson
Name: Mitchell J. Nelson
Title: Executive Vice President

EXHIBIT INDEX

2.1     Binding Term Sheet, dated as of April 29, 2016, by and between DraftDay Fantasy Sports Inc. and Rant, Inc. relating to the purchase of the assets of Rant, Inc. by DraftDay Fantasy Sports Inc.
2.2    Binding Term Sheet, dated as of April 29, 2016, by and between DraftDay Fantasy Sports Inc. and Rant, Inc. relating to the loan from Rant, Inc. to DraftDay Fantasy Sports Inc.
99.1    Press Release issued April 29, 2016.

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